Exhibit 10.1


                    AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT


           This AMENDMENT NO. 4 made as of the 6th day of December, 2002, to the Employment Agreement made as of the 20th day of November, 1998 (as amended, the "Agreement"), between UNITED RETAIL GROUP, INC., a Delaware corporation, with principal offices at 365 West Passaic Street, Rochelle Park, New Jersey 07662-6563 and RAPHAEL BENAROYA, residing at 179 Lincoln Street, Englewood, NJ 07631.

           WHEREAS, capitalized terms used herein and defined in the Agreement shall have the same meaning as in the Agreement;

           WHEREAS, the Executive has been employed by the Company as its Chairman of the Board, President and Chief Executive Officer;

           WHEREAS, the Company desires to continue the services of the Executive, and the Executive desires to continue to provide such services to the Company, on the terms set forth in the Agreement; and

           WHEREAS, the provisions of this Amendment were recommended by the Compensation Committee of the Company's Board of Directors on December 5, 2002 and approved by the Company's Board of Directors on December 6, 2002 with the Executive abstaining.

           NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Section 1(u) of the Agreement is amended to read in its entirety as follows:

               "(u) Term of Employment shall mean the period of time commencing on November 20, 1998 and ending on July 30, 2007 or such later date as may be mutually agreed upon by the Company and the Executive. (For the avoidance of doubt, Term of Employment as used herein may extend beyond the termination of the Executive's employment.)"

2.  All the other provisions of the Agreement shall remain in force unchanged.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in Rochelle Park, New Jersey, in duplicate originals on December 6, 2002.

                                         UNITED RETAIL GROUP, INC.

                                         By:  /s/ GEORGE R.REMETA
                                            -----------------------------------
                                         Name:  George R. Remeta
                                         Title: Chief Administrative Officer

                                         /s/ RAPAHEL BENAROYA
                                         --------------------------------------
                                         Raphael Benaroya

RB Amend No. 4
KPC:jmt